SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     November 18, 2005 (November 18, 2005)
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               Date of Report (Date of earliest event reported)

                              Fedders Corporation
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            (Exact name of Registrant as specified in its charter)


     Delaware                           1-8831                22-2572390
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(State or other jurisdiction of  (Commission File No.)   (IRS Employer
     Incorporation)                                      Identification Number)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
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         (Address of principal executive offices, including zip code)

                                (908) 604-8686
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

         On November 18, 2005, Fedders Corporation (the "Company") is scheduled to make a presentation (the "Presentation") to its noteholders in accordance with the terms of the first supplemental indenture and waiver, dated September 13, 2005, (the "First Supplemental Indenture") which require that the Company host a conference call no later than 10-days following the filing of its notification of late filing on Form 12b-25. The Company filed a Form 12b-25 requesting an extension to file its quarterly report on Form 10-Q for the period ended September 30, 2005, on November 10, 2005. The Company will discuss the following items as part of its Presentation:

     o We previously disclosed that we would sell all of the capital stock of our subsidiary, Melcor Corporation and conduct an auction for our Walkersville, Maryland property. We have sold the stock of Melcor Corporation. We did not receive acceptable bids in the auction of the Maryland property and will be retaining a national broker to market the property.

     o We have identified in excess of $20 million in savings to be realized from various initiatives, including (i) consolidating operations from our Longview, Texas facility into our Orlando, Florida facility, (ii) consolidating operations from our plant in Albuquerque, New Mexico into our facility in Sanford, North Carolina and (iii) consolidating operations from our plant in Nanjing, China into our facilities in Shanghai and Ningbo, China.

     o We are continuing our efforts to improve our margins by focusing on those products and customers that contribute sales at higher margins.

         This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The statements in this Form 8-K, concerning possible or assumed future results of operations of the Company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. For more information regarding such factors, risks and uncertainties affecting the Company please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (see especially "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 7a. Quantitative and Qualitative Disclosure about Market Risk" "Business--Risk Factors") and its other current and periodic filings with the Securities and Exchange Commission.

         All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FEDDERS CORPORATION

Dated: November 18, 2005
                                        By: /s/ Kent E. Hansen
                                            ----------------------------------
                                            Name:  Kent E. Hansen
                                            Title: Executive Vice President